UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2001 (February 10, 2001)


                                  iEXALT, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




                                                            75-1667097
          NEVADA                   00-09322                (IRS EMPLOYER
 (STATE OF INCORPORATION)  (COMMISSION FILE NUMBER)     IDENTIFICATION NO.)




                      12000 AEROSPACE AVENUE, SUITE 375
                             HOUSTON, TEXAS 77034
   (ADDRESS OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES INCLUDING ZIP CODE)

                                (281) 464-8400
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

      iExalt, Inc., a Nevada corporation ("iExalt"), announced terms of the acquisition of certain assets of PsyCare America LLC, a Georgia limited liability company ("PsyCare") early last November. The assets purchased are related to the Rapha program that provides Christ-centered psychiatric treatment and professional counseling which focuses on the physical, psychological, and spiritual dimensions of a person in need. Four assigned customer contracts formed the primary value of the purchased assets and each contract was subject to consent by the related customer. iExalt and PsyCare agreed to mutually use reasonable efforts to obtain the consent of assignment of each customer and formal certification agreeable to each party within one hundred eighty days of the effective date. iExalt and PsyCare have been successful in the negotiations with each customer and have received preliminary indication that formal certification will be achieved per the terms of the asset purchase agreement.

      Purchased assets include the four assigned contracts, all rights, title and interest to and under any and all trademarks, tradenames, and service marks used in connection with the trademark "Rapha", and all goodwill associated therewith, domain names Rapha-Hope and Raphacare, a toll free telephone number, customer lists, related files, trade secrets, confidential information, proprietary rights, inventory of printed material, software, and certain licenses and agreements. Obligations assumed include possible severance payments and accrued days leave related to selected employees and obligations related to the assigned contracts and license agreement.

      As consideration for the acquisition, iExalt issued a total of 200,000 of its common shares to PsyCare at the first closing on November 1, 2000. At the final closing on November 1, 2002 iExalt will issue common shares equal to the final valuation. Each assigned contract that is ultimately formally certified as valid increases the value of the purchase consideration by $200,000. Terms of the agreement indicate that final valuation will not exceed $1,000,000 of value in any case and final closing will occur two years after the first closing. If at the final closing the value of such shares issued to PsyCare at the first closing is equal to or greater than the final valuation, then no further consideration is due. If the value of such shares is less than the final valuation, then iExalt will issue the number of shares of its common stock to equal the final valuation. iExalt also agreed to grant certain registration rights with respect to any of its common shares that are issued to PsyCare.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)   Financial Statements of Businesses Acquired.
            Not applicable. The significance test related to the purchase price and value of the acquirer's assets falls below the scope of required financial statements.

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
(b)   Pro Forma Financial Information.
            Not applicable. The significance test related to the purchase price and value of the acquirer's assets falls below the scope of required pro forma financial information.

(c)   Exhibits.

         The following exhibits are filed herewith:


                  EXHIBIT NO.                       DESCRIPTION

                      2.1 Amended and Restated Asset Purchase Agreement, dated February 12, 2001, between iExalt, Inc. and PsyCare America LLC.

                      4.1         Registration Rights Agreement, dated November
                                  1, 2000.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


DATE:   February 23, 2001.                iExalt, Inc.




                                          By: /s/ CHRIS L. SISK
                                             ---------------------------------
                                                  Chris L. Sisk
                                                  Executive Vice President and
                                                  Primary Financial Officer

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
                                INDEX TO EXHIBITS

      The following exhibits are filed herewith:


                  EXHIBIT NO.                       DESCRIPTION

                      2.1 Amended and Restated Asset Purchase Agreement, dated February 12, 2001, between iExalt, Inc. and PsyCare America LLC.

                      4.1         Registration Rights Agreement, dated November
                                  1, 2000.

                                       4